                                EXHIBIT 24.1



                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Charles A. Little, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ClubCorp, Inc. for the year ended December 26, 2000, together with any amendments thereto, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, as amended, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated:



        Signature                                 Title                                       Date
        ---------                                 -----                                       ----
/s/ Robert H. Dedman, Sr.
---------------------------
Robert H. Dedman, Sr.            Chairman of the Board                                   March 23, 2001


/s/ Robert H. Dedman, Jr.
---------------------------
Robert H. Dedman, Jr.            Chief Executive Officer, President and Director         March 23, 2001
                                 (Principal Executive Officer)

/s/ James M. Hinckley
---------------------------
James M. Hinckley                Chief Operating Officer and Director                    March 23, 2001


/s/ Patricia Dedman Dietz
---------------------------
Patricia Dedman Dietz            Director                                                March 23, 2001


/s/ Bahram Shirazi
---------------------------
Bahram Shirazi                   Director                                                March 23, 2001


/s/ James L. Singleton
---------------------------
James L. Singleton               Director                                                March 23, 2001